                                                                     EXHIBIT 4.6


                             SUPPLEMENTAL INDENTURE

         SUPPLEMENTAL INDENTURE ("Supplemental Indenture"), dated as of January 20, 2004, among Somerset Ridge Limited Partnership, a Massachusetts limited partnership "Somerset LP"), and Somerset Ridge General Partnership, a Massachusetts general partnership ("Somerset GP"), each a subsidiary of Genesis HealthCare Corporation (or its permitted successor), a Pennsylvania corporation (the "Company"), the other Guarantors (as defined in the Indenture referred to herein) party hereto and The Bank of New York, as trustee under the Indenture referred to below (the "Trustee"). Each of Somerset LP and Somerset GP is referred to herein as a "Guaranteeing Subsidiary."

                               W I T N E S S E T H

         WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of October 28, 2003, providing for the issuance of 8% Senior Subordinated Notes due 2013 (the "Notes");

         WHEREAS, the Indenture provides that under certain circumstances each Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which such Guaranteeing Subsidiary shall unconditionally Guarantee all of the Company's Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the "Subsidiary Guarantee");

         WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture; and

         WHEREAS, on December 1, 2003, upon consummation of the Spin-off, the Guarantors set forth on Schedule I attached hereto were released from any Obligations under the Notes and the Indenture and such Guarantors are no longer parties to the Indenture (collectively, the "Released Guarantors").

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

         1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

         2. AGREEMENT TO GUARANTEE. Each Guaranteeing Subsidiary hereby agrees as follows:

                 (a) Along with all Guarantors named in the Indenture (other than the Released Guarantors), to jointly and severally Guarantee to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, the Notes or the obligations of the Company hereunder or thereunder, that:

                     (i) the principal of, and premium and Additional Interest, if any, and interest on the Notes will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Notes, if any, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and

                     (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so Guaranteed or any performance so Guaranteed for whatever reason, the Guarantors shall be jointly and severally obligated to pay the same immediately.

                 (b) The obligations hereunder shall be unconditional,
            irrespective of the validity, regularity or enforceability of the Notes or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor.

                 (c) The following is hereby waived: diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever.

                 (d) This Subsidiary Guarantee shall not be discharged except by complete performance of the obligations contained in the Notes and the Indenture, and the Guaranteeing Subsidiary accepts all obligations of a Guarantor under the Indenture.

                 (e) If any Holder or the Trustee is required by any court or otherwise to return to the Company, the Guarantors, or any custodian, trustee, liquidator or other similar official acting in relation to either the Company or the Guarantors, any amount paid by either to the Trustee or such Holder, this Subsidiary Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

                 (f) The Guaranteeing Subsidiary shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations Guaranteed hereby until payment in full of all obligations Guaranteed hereby.

                 (g) As between the Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations Guaranteed hereby may be accelerated as provided in
            Article 6 of the Indenture for the purposes of this Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations Guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in Article 6 of the Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Subsidiary Guarantee.

                 (h) The Guarantors shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under the Subsidiary Guarantee.

                 (i) Pursuant to Section 10.02 of the Indenture, after giving effect to any maximum amount and all other contingent and fixed liabilities that are relevant under any applicable Bankruptcy or fraudulent conveyance laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under Article 10 of the Indenture, this new Subsidiary Guarantee shall be limited to the maximum amount permissible such that the obligations of such Guarantor under this Subsidiary Guarantee will not constitute a fraudulent transfer or conveyance.

         3. EXECUTION AND DELIVERY. Each Guaranteeing Subsidiary agrees that the Subsidiary Guarantees shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Subsidiary Guarantee.

         4. GUARANTEEING SUBSIDIARY mAY CONSOLIDATE, eTC. ON CERTAIN TERMS.

                 (a) Each Guaranteeing Subsidiary may not sell or otherwise dispose of all substantially all of its assets to, or consolidate with or merge with or into (whether or not such Guarantor is the surviving Person) another Person, other than the Company or another Guarantor unless:

                     (i) immediately after giving effect to such transaction, no
            Default or Event of Default exists; and

                     (ii) either (A) subject to Sections 10.04 and 10.05 of the
            Indenture, the Person acquiring the property in any such sale or disposition or the Person formed by or surviving any such consolidation or merger unconditionally assumes all the obligations of that Guarantor, pursuant to a supplemental indenture in form and substance reasonably satisfactory to the Trustee, under the Notes, the Indenture and the Subsidiary Guarantee on the terms set forth herein or therein; or (B) the Net Proceeds of such sale or other disposition are applied in accordance with the applicable provisions of the Indenture, including without limitation, Section 4.10 thereof.

                 (b) In case of any such consolidation, merger, sale or
            conveyance and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Subsidiary Guarantee endorsed upon the Notes and the due and punctual performance of all of the covenants and conditions of the Indenture to be performed by the Guarantor, such successor Person shall succeed to and be substituted for the Guarantor with the same effect as if it had been named herein as a Guarantor. Such successor Person thereupon may cause to be signed any or all of the Subsidiary Guarantees to be endorsed upon all of the Notes issuable under the Indenture which theretofore shall not have been signed by the Company and delivered to the Trustee. All the Subsidiary Guarantees so issued shall in all respects have the same legal rank and benefit under the Indenture as the Subsidiary Guarantees theretofore and thereafter issued in accordance with the terms of the Indenture as though all of such Subsidiary Guarantees had been issued at the date of the execution hereof.

                 (c) Except as set forth in Articles 4 and 5 and Section 10.05 of Article 10 of the Indenture, and notwithstanding clauses (a) and
            (b) above, nothing contained in the Indenture or in any of the Notes shall prevent any consolidation or merger of a Guarantor with or into the Company or another Guarantor, or shall prevent any sale or conveyance of the property of a Guarantor as an entirety or substantially as an entirety to the Company or another Guarantor.

         5. RELEASES.

                 (a) In the event of any sale or other disposition of all or substantially all of the assets of any Guarantor, by way of merger, consolidation or otherwise, or a sale or other disposition of all of the Capital Stock of any Guarantor, in each case to a Person that is not (either before or after giving effect to such transaction) a Subsidiary of the Company, then such Guarantor (in the event of a sale or other disposition, by way of merger, consolidation or otherwise, of all of the Capital Stock of such Guarantor) or the corporation acquiring the property (in the event of a sale or other disposition of all or substantially all of the assets of such Guarantor) shall be released and relieved of any obligations under its Subsidiary Guarantee; provided that the Net Proceeds of such sale or other disposition are applied in accordance with the applicable provisions of the Indenture, including without limitation
            Section 4.10 of the Indenture. Upon delivery by the Company to the Trustee of an Officers' Certificate and an Opinion of Counsel to the effect that such sale or other disposition was made by the Company in accordance with the provisions of the Indenture, including without limitation Section 4.10 of the Indenture, the Trustee shall execute any documents reasonably required in order to evidence the release of any Guarantor from its obligations under its Subsidiary Guarantee.

                 (b) If the Company designates any Restricted Subsidiary that is a Guarantor as an Unrestricted Subsidiary in accordance with Section
            4.18 of the Indenture, then such Guarantor shall be released and relieved of any Obligations under its Subsidiary Guarantee in accordance with the provisions of the Indenture.

                 (c) Upon the full and unconditional release of a Guarantee by a
            Subsidiary under all then outstanding Credit Facilities, then such Guarantor shall be released and relieved of any Obligations under its Subsidiary Guarantee in accordance with the provisions of the Indenture; provided, however, that in the event that any such Subsidiary thereafter Guarantees any Indebtedness of the Company under any Credit Facility (or if any released Guarantee under any Credit Facility is reinstated or renewed), then such Subsidiary shall be required to be a Guarantor by executing a supplemental indenture and providing the Trustee with an Officer's Certificate and an Opinion of Counsel.

                 (d) Any Guarantor not released from its obligations under its
            Subsidiary Guarantee shall remain liable for the full amount of principal of and interest on the Notes and for the other obligations of any Guarantor under the Indenture as provided in Article 10 of the Indenture.

         6. SUBORDINATION. The Notes and the Subsidiary Guarantees are subordinated to Senior Debt, as defined in the Indenture. To the extent provided in the Indenture, Senior Debt must be paid before the Notes may be paid. Each of the Company and the Guarantors agrees, and each Holder by accepting a Note and a Subsidiary Guarantee agrees, to the subordination provisions contained in the Indenture.

         7. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, shareholder of a Guaranteeing Subsidiary, as such, shall have any liability for any obligations of the Company or the Guaranteeing Subsidiary under the Notes, any Subsidiary Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. Such waiver may not be effective to waive liabilities under the federal securities laws.

         8. NEW YORK LAW TO GOVERN. THIS SUPPLEMENTAL INDENTURE AND THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         9. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         10. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

         11. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by each Guaranteeing Subsidiary and the Company.


                         -SIGNATURES ON FOLLOWING PAGES-

         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

Dated: January 20, 2004

                             SOMERSET RIDGE LIMITED PARTNERSHIP

                             By: Somerset Ridge LLC,
                                 its General Partner

                                 By: Somerset Ridge General Partnership,
                                     its Sole Manager

                                     By: The Somerset Partnership Holding
                                         Company, Inc., its General Partner

                                         By: /s/ James V. McKeon
                                             -------------------
                                             James V. McKeon
                                             Chief Financial Officer

                                     By: Solomont Family Fall River Venture,
                                         Inc., its General Partner

                                         By: /s/ James V. McKeon
                                             -------------------
                                             James V. McKeon
                                             Chief Financial Officer

                             SOMERSET RIDGE GENERAL PARTNERSHIP

                             By: The Somerset Partnership Holding Company, Inc.,
                                 its General Partner

                                 By: /s/ James V. McKeon
                                     -------------------
                                     James V. McKeon
                                     Chief Financial Officer

                                 By: Solomont Family Fall River Venture, Inc.,
                                     its General Partner

                                     By: /s/ James V. McKeon
                                         -------------------
                                         James V. McKeon
                                         Chief Financial Officer

                                             GENESIS HEALTHCARE CORPORATION


                                             By: /s/ James V. McKeon
                                                 -------------------
                                                 James V. McKeon
                                                 Chief Financial Officer


                                             GUARANTORS:


                                             ACADEMY NURSING HOME, INC.

                                             ADS APPLE VALLEY, INC.

                                             ADS CONSULTING, INC.

                                             ADS DANVERS ALF, INC.

                                             ADS DARTMOUTH ALF, INC.

                                             ADS HINGHAM ALF, INC.

                                             ADS HINGHAM NURSING FACILITY, INC.

                                             ADS HOME HEALTH, INC.

                                             ADS MANAGEMENT, INC.

                                             ADS PALM CHELMSFORD, INC.

                                             ADS RECUPERATIVE CENTER, INC.

                                             ADS RESERVOIR WALTHAM, INC.

                                             ADS SENIOR HOUSING, INC.

                                             ADS/MULTICARE, INC.

                                             ANR, INC.

                                             APPLEWOOD HEALTH RESOURCES, INC.

                                             ASL, INC.

                                             BERKS NURSING HOMES, INC.

                                             BRIGHTWOOD PROPERTY, INC.




       [SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE DATED JANUARY 20, 2004]

                                          BRINTON MANOR, INC.

                                          BURLINGTON WOODS CONVALESCENT
                                          CENTER, INC.

                                          CAREFLEET, INC.

                                          CENTURY CARE MANAGEMENT, INC.

                                          CHATEAU VILLAGE HEALTH RESOURCES, INC.

                                          CHELTENHAM LTC MANAGEMENT, INC.

                                          CHG INVESTMENT CORP., INC

                                          CHNR-I, INC.

                                          COLONIAL HALL HEALTH RESOURCES, INC.

                                          CONCORD HEALTH GROUP, INC.

                                          CONCORD SERVICE CORPORATION

                                          CRESTVIEW CONVALESCENT HOME, INC.

                                          CRESTVIEW NORTH, INC.

                                          CRYSTAL CITY NURSING CENTER, INC.

                                          CVNR, INC.

                                          DAWN VIEW MANOR, INC.

                                          DELM NURSING, INC.

                                          DERBY NURSING CENTER CORPORATION

                                          DIANE MORGAN AND ASSOCIATES, INC.

                                          DOVER HEALTHCARE ASSOCIATES, INC.

                                          ELDERCARE RESOURCES CORP.

                                          ELMWOOD HEALTH RESOURCES, INC.

                                          ENCARE OF PENNYPACK, INC.







        [SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE DATED JANUARY 20, 2004]

                                          ENCARE OF QUAKERTOWN, INC.

                                          ENCARE OF WYNCOTE, INC.

                                          ENR, INC.

                                          GENESIS ELDERCARE CENTERS - BELVEDERE,
                                          INC.

                                          GENESIS ELDERCARE CENTERS - CHAPEL
                                          MANOR, INC.

                                          GENESIS ELDERCARE CENTERS  - HARSTON,
                                          INC.

                                          GENESIS ELDERCARE CENTERS - PENNSBURG,
                                          INC.

                                          GENESIS ELDERCARE CORP.

                                          GENESIS ELDERCARE DIAGNOSTIC SERVICES,
                                          INC.

                                          GENESIS ELDERCARE HOME CARE SERVICES,
                                          INC.

                                          GENESIS ELDERCARE HOSPITALITY
                                          SERVICES, INC.

                                          GENESIS ELDERCARE LIVING FACILITIES,
                                          INC.

                                          GENESIS ELDERCARE NATIONAL CENTERS,
                                          INC.

                                          GENESIS ELDERCARE NETWORK SERVICES OF
                                          MASSACHUSETTS, INC.

                                          GENESIS ELDERCARE NETWORK SERVICES,
                                          INC.

                                          GENESIS ELDERCARE PARTNERSHIP CENTERS,
                                          INC.

                                          GENESIS ELDERCARE PHYSICIAN SERVICES,
                                          INC.

                                          GENESIS ELDERCARE PROPERTIES, INC.

                                          GENESIS ELDERCARE REHABILITATION
                                          SERVICES, INC.





        [SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE DATED JANUARY 20, 2004]

                                          GENESIS ELDERCARE STAFFING SERVICES,
                                          INC.

                                          GENESIS ELDERCARE TRANSPORTATION
                                          SERVICES, INC.

                                          GENESIS HEALTH VENTURES OF ARLINGTON,
                                          INC.

                                          GENESIS HEALTH VENTURES OF BLOOMFIELD,
                                          INC.

                                          GENESIS HEALTH VENTURES OF CLARKS
                                          SUMMIT, INC.

                                          GENESIS HEALTH VENTURES OF INDIANA,
                                          INC.

                                          GENESIS HEALTH VENTURES OF LANHAM,
                                          INC.

                                          GENESIS HEALTH VENTURES OF
                                          MASSACHUSETTS, INC.

                                          GENESIS HEALTH VENTURES OF NAUGATUCK,
                                          INC.

                                          GENESIS HEALTH VENTURES OF NEW
                                          GARDEN, INC.

                                          GENESIS HEALTH VENTURES OF POINT
                                          PLEASANT, INC.

                                          GENESIS HEALTH VENTURES OF SALISBURY,
                                          INC.

                                          GENESIS HEALTH VENTURES OF WAYNE, INC.

                                          GENESIS HEALTH VENTURES OF WEST
                                          VIRGINIA, INC.

                                          GENESIS HEALTH VENTURES OF WILKES-
                                          BARRE, INC.

                                          GENESIS HEALTH VENTURES OF WINDSOR,
                                          INC.

                                          GENESIS HEALTHCARE CENTERS HOLDINGS,
                                          INC.



        [SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE DATED JANUARY 20, 2004]

                                          GENESIS HEALTHCARE HOLDING COMPANY I,
                                          INC. (F/K/A CONCORD HEALTHCARE
                                          CORPORATION)

                                          GENESIS HEALTHCARE HOLDING COMPANY II

                                          GENESIS IMMEDIATE MED CENTER, INC.

                                          GENESIS PROPERTIES OF DELAWARE
                                          CORPORATION

                                          GENESIS SELECTCARE CORP.

                                          GENESIS/VNA PARTNERSHIP HOLDING
                                          COMPANY, INC.

                                          GERIATRIC & MEDICAL COMPANIES, INC.

                                          GERIATRIC AND MEDICAL SERVICES, INC.

                                          GERIATRIC AND MEDICAL INVESTMENTS
                                          CORPORATION

                                          GERIMED CORP.

                                          GHV at SALISBURY CENTER, INC.

                                          GLENMARK ASSOCIATES - DAWN VIEW
                                          MANOR, INC.

                                          GLENMARK ASSOCIATES, INC.

                                          GLENMARK PROPERTIES, INC.

                                          GMA - BRIGHTWOOD, INC.

                                          GMA - MADISON, INC.

                                          GMA - UNIONTOWN, INC.

                                          GMA PARTNERSHIP HOLDING COMPANY, INC.

                                          GMC LEASING CORPORATION

                                          GMC - LTC MANAGEMENT, INC.

                                          GMS INSURANCE SERVICES, INC.



        [SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE DATED JANUARY 20, 2004]

                                          GOVERNOR'S HOUSE NURSING HOME, INC.

                                          HEALTH RESOURCES OF ACADEMY MANOR,
                                          INC.

                                          HEALTH RESOURCES OF BOARDMAN, INC.

                                          HEALTH RESOURCES OF BROOKLYN, INC.

                                          HEALTH RESOURCES OF CEDAR GROVE, INC.

                                          HEALTH RESOURCES OF CINNAMINSON, INC.

                                          HEALTH RESOURCES OF COLCHESTER, INC.

                                          HEALTH RESOURCES OF COLUMBUS, INC.

                                          HEALTH RESOURCES OF CUMBERLAND, INC.

                                          HEALTH RESOURCES OF ENGLEWOOD, INC.

                                          HEALTH RESOURCES OF EWING, INC.

                                          HEALTH RESOURCES OF FARMINGTON, INC.

                                          HEALTH RESOURCES OF GARDNER, INC.

                                          HEALTH RESOURCES OF GLASTONBURY, INC.

                                          HEALTH RESOURCES OF GROTON, INC.

                                          HEALTH RESOURCES OF LAKEVIEW, INC.

                                          HEALTH RESOURCES OF LEMONT, INC.

                                          HEALTH RESOURCES OF MARCELLA, INC.

                                          HEALTH RESOURCES OF MIDDLETOWN (RI),
                                          INC.

                                          HEALTH RESOURCES OF MORRISTOWN, INC.

                                          HEALTH RESOURCES OF NORTH ANDOVER,
                                          INC.

                                          HEALTH RESOURCES OF ROCKVILLE, INC.

                                          HEALTH RESOURCES OF SOLOMONT/
                                          BROOKLINE, INC.




        [SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE DATED JANUARY 20, 2004]

                                          HEALTH RESOURCES OF TROY HILLS, INC.

                                          HEALTH RESOURCES OF WALLINGFORD, INC.

                                          HEALTH RESOURCES OF WARWICK, INC.

                                          HEALTH RESOURCES OF WESTWOOD, INC.

                                          HEALTHCARE RESOURCES CORP.

                                          HELSTAT, INC.

                                          HILLTOP HEALTH CARE CENTER, INC.

                                          HMNH REALTY, INC.

                                          HNCA, INC.

                                          HORIZON ASSOCIATES, INC.

                                          HORIZON MOBILE, INC.

                                          HORIZON REHABILITATION, INC.

                                          HR OF CHARLESTON, INC.

                                          HRWV HUNTINGTON, INC.

                                          INNOVATIVE HEALTH CARE MARKETING, INC.

                                          KEYSTONE NURSING HOME, INC.

                                          KNOLLWOOD MANOR, INC.

                                          KNOLLWOOD NURSING HOME, INC.

                                          LAKE MANOR, INC.

                                          LAKEWOOD HEALTH RESOURCES, INC.

                                          LAUREL HEALTH RESOURCES, INC.

                                          LEHIGH NURSING HOMES, INC.

                                          LIFE SUPPORT MEDICAL EQUIPMENT, INC.


        [SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE DATED JANUARY 20, 2004]

                                          LIFE SUPPORT MEDICAL, INC.

                                          LRC HOLDING COMPANY

                                          LWNR, INC.

                                          MABRI CONVALESCENT CENTER, INC.

                                          MANOR MANAGEMENT CORPORATION OF
                                          GEORGIAN MANOR, INC.

                                          MARLINTON PARTNERSHIP HOLDING
                                          COMPANY, INC.

                                          MARLINTON ASSOCIATES, INC.

                                          MCKERLEY HEALTH CARE CENTER - CONCORD
                                          INC.

                                          MCKERLEY HEALTH CARE CENTERS, INC.

                                          MERIDIAN HEALTH, INC.

                                          MERIDIAN HEALTHCARE INVESTMENTS, INC.

                                          MERIDIAN HEALTHCARE, INC.

                                          MHNR, INC.

                                          MNR, INC.

                                          MONTGOMERY NURSING HOMES, INC.

                                          MULTICARE AMC, INC.

                                          NURSING AND RETIREMENT CENTER OF THE
                                          ANDOVERS, INC.

                                          OAK HILL HEALTH CARE CENTER

                                          PHC OPERATING CORP.

                                          PHILADELPHIA AVENUE CORPORATION

                                          POCAHONTAS CONTINUOUS CARE CENTER,
                                          INC.





        [SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE DATED JANUARY 20, 2004]

                                          PRESCOTT NURSING HOME, INC.

                                          PROSPECT PARK LTC MANAGEMENT, INC.

                                          PROVIDENCE FUNDING CORPORATION

                                          PROVIDENCE HEALTH CARE, INC.

                                          REST HAVEN NURSING HOME, INC.

                                          RHS MEMBERSHIP INTEREST HOLDING
                                          COMPANY

                                          RIDGELAND HEALTH RESOURCES, INC.

                                          RIVERSHORES HEALTH RESOURCES, INC.

                                          RLNR, INC.

                                          ROSE HEALTHCARE, INC.

                                          ROSE VIEW MANOR, INC.

                                          RSNR, INC.

                                          RVNR, INC.

                                          S.T.B. INVESTORS, LTD

                                          SCHUYLKILL NURSING HOMES, INC.

                                          SENIOR LIVING VENTURES, INC.

                                          SENIOR SOURCE, INC.

                                          SNOW VALLEY HEALTH RESOURCES, INC.

                                          SOLOMONT FAMILY MEDFORD VENTURE, INC.

                                          STAFFORD CONVALESCENT CENTER, INC.

                                          STATE STREET ASSOCIATES, INC.

                                          SVNR, INC.

                                          THE ADS GROUP, INC.





        [SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE DATED JANUARY 20, 2004]

                                          THE APPLE VALLEY PARTNERSHIP HOLDING
                                          COMPANY, INC.

                                          THE ASSISTED LIVING ASSOCIATES OF
                                          BERKSHIRE, INC.

                                          THE ASSISTED LIVING ASSOCIATES OF
                                          LEHIGH, INC.

                                          THE ASSISTED LIVING ASSOCIATES OF
                                          SANATOGA, INC.

                                          THE HOUSE OF CAMPBELL, INC.

                                          THE MULTICARE COMPANIES, INC.

                                          TMC ACQUISITION CORP.

                                          TRI STATE MOBILE MEDICAL SERVICES,
                                          INC.

                                          VALLEY MEDICAL SERVICES, INC.

                                          VALLEY TRANSPORT AMBULANCE SERVICE,
                                          INC.

                                          VERSALINK, INC.

                                          VILLAS REALTY & INVESTMENTS, INC.

                                          WALNUT LTC MANAGEMENT, INC.

                                          WAYSIDE NURSING HOME, INC.

                                          WEISENFLUH AMBULANCE SERVICE, INC.

                                          WEST PHILA. LTC MANAGEMENT, INC.

                                          WESTFORD NURSING AND RETIREMENT
                                          CENTER, INC.

                                          WILLOW MANOR NURSING HOME, INC.

                                          WYNCOTE HEALTHCARE CORP.

                                          YE OLDE AMBULANCE COMPANY, INC.

                                          YORK LTC MANAGEMENT, INC.




        [SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE DATED JANUARY 20, 2004]

                                    By: /s/ James V. McKeon
                                        -------------------
                                        James V. McKeon
                                        Chief Financial Officer of each of the
                                        foregoing entities

                                    ADS APPLE VALLEY LIMITED PARTNERSHIP, by
                                    ADS Apple Valley, Inc., its General Partner

                                    ADS HINGHAM LIMITED PARTNERSHIP, by ADS
                                    Hingham Nursing Facility, Inc., its General
                                    Partner

                                    ADS RECUPERATIVE CENTER LIMITED PARTNERSHIP, by ADS Recuperative Center, Inc., its General Partner

                                    BREVARD MERIDIAN LIMITED PARTNERSHIP, by
                                    Meridian Healthcare, Inc., its General
                                    Partner

                                    CARE HAVEN ASSOCIATES LIMITED PARTNERSHIP, by Glenmark Associates, Inc. and GMA Partnership Holding Company, Inc., its General Partners

                                    CATONSVILLE MERIDIAN LIMITED PARTNERSHIP, by
                                    Meridian Health, Inc. and Meridian
                                    Healthcare, Inc., its General Partners

                                    CUMBERLAND ASSOCIATES OF RHODE ISLAND, L.P., by Health Resources of Cumberland, Inc., its General Partner

                                    EASTON MERIDIAN LIMITED PARTNERSHIP, by
                                    Meridian Health, Inc. and Meridian
                                    Healthcare, Inc., its General Partners

                                    EDELLA STREET ASSOCIATES, by Genesis Health
                                    Ventures of Clarks Summit, Inc., its General
                                    Partner

                                    GENESIS ELDERCARE CENTERS I, L.P., by
                                    Genesis Eldercare Partnership Centers, Inc., its General Partner

                                    GENESIS ELDERCARE CENTERS II, L.P., by
                                    Genesis Eldercare Partnership Centers, Inc., its General Partner




        [SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE DATED JANUARY 20, 2004]

                                    GENESIS ELDERCARE CENTERS III, L.P., by
                                    Genesis Eldercare Partnership Centers, Inc., its General Partner

                                    GENESIS HEALTH VENTURES OF WEST VIRGINIA,
                                    LIMITED PARTNERSHIP, by Meridian Healthcare,
                                    Inc. and Meridian Health, Inc., its General
                                    Partners

                                    GENESIS PROPERTIES LIMITED PARTNERSHIP, by
                                    Genesis Health Ventures of Arlington, Inc., its General Partner

                                    GENESIS PROPERTIES OF DELAWARE LTD.
                                    PARTNERSHIP, L.P., by Genesis Properties of
                                    Delaware Corporation, its General Partner

                                    GLENMARK PROPERTIES I, LIMITED PARTNERSHIP, by Glenmark Associates, Inc. and GMA Partnership Holding Company, Inc., its General Partners

                                    GREENSPRING MERIDIAN LIMITED PARTNERSHIP, by
                                    Meridian Healthcare, Inc., its General
                                    Partner

                                    GROTON ASSOCIATES OF CONNECTICUT, L.P., by
                                    Health Resources of Groton, Inc., its
                                    General Partner

                                    HAMMONDS LANE MERIDIAN LIMITED PARTNERSHIP, by Meridian Healthcare, Inc. and Meridian Health, Inc., its General Partners

                                    MCKERLEY HEALTH FACILITIES, by Meridian
                                    Health, Inc., and Meridian Healthcare, Inc., its General Partners

                                    MCKERLEY HEALTH CARE CENTER - CONCORD
                                    LIMITED PARTNERSHIP, by McKerley Health Care
                                    Center - Concord, Inc., its General Partner

                                    MERIDIAN EDGEWOOD LIMITED PARTNERSHIP, by
                                    Meridian Healthcare, Inc., its General
                                    Partner

                                    MERIDIAN PERRING LIMITED PARTNERSHIP, by
                                    Meridian Healthcare, Inc., its General
                                    Partner

                                    MERIDIAN VALLEY LIMITED PARTNERSHIP, by
                                    Meridian Healthcare, Inc., its General
                                    Partner



        [SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE DATED JANUARY 20, 2004]

                                    MERIDIAN VALLEY VIEW LIMITED PARTNERSHIP, by
                                    Meridian Healthcare, Inc., its General
                                    Partner

                                    MERIDIAN/CONSTELLATION LIMITED PARTNERSHIP, by Meridian Healthcare, Inc. and Meridian Health Inc., its General Partners

                                    MIDDLETOWN (RI) ASSOCIATES OF RHODE ISLAND,
                                    L.P., by Health Resources of Middletown
                                    (R.I.), Inc., its General Partner

                                    MILLVILLE MERIDIAN LIMITED PARTNERSHIP, by
                                    Meridian Healthcare, Inc., its General
                                    Partner

                                    NORRISTOWN NURSING AND REHABILITATION CENTER
                                    ASSOCIATES, L.P., by GMC-LTC Management,
                                    Inc., its General Partner

                                    NORTH CAPE CONVALESCENT CENTER ASSOCIATES,
                                    L.P., by Geriatric and Medical Services,
                                    Inc., its General Partner

                                    PHILADELPHIA AVENUE ASSOCIATES, by
                                    Philadelphia Avenue Corporation, its General
                                    Partner

                                    POINT PLEASANT HAVEN LIMITED PARTNERSHIP, by
                                    Glenmark Associates, Inc., its General
                                    Partner

                                    RALEIGH MANOR LIMITED PARTNERSHIP, by
                                    Glenmark Associates, Inc., its General
                                    Partner

                                    RIVER STREET ASSOCIATES, by Genesis Health
                                    Ventures of Wilkes-Barre, Inc., its General
                                    Partner

                                    ROMNEY HEALTH CARE CENTER LTD., LIMITED
                                    PARTNERSHIP, by Glenmark Associates, Inc., its General Partner

                                    SEMINOLE MERIDIAN LIMITED PARTNERSHIP, by
                                    Meridian Health, Inc., its General Partner

                                    SISTERVILLE HAVEN LIMITED PARTNERSHIP, by
                                    Glenmark Associates, Inc., its General
                                    Partner




        [SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE DATED JANUARY 20, 2004]

                                    STATE STREET ASSOCIATES, L.P., by State
                                    Street Associates, Inc., its General Partner

                                    TEAYS VALLEY HAVEN LIMITED PARTNERSHIP, by
                                    Glenmark Associates, Inc., its General
                                    Partner

                                    THE STRAUSS GROUP - HOPKINS HOUSE, L.P., by
                                    Encare of Wyncote, Inc., its General Partner

                                    THE STRAUS GROUP - QUAKERTOWN MANOR, L.P., by Encare of Quakertown, Inc., its General Partner

                                    THERAPY CARE SYSTEMS, L.P., Genesis
                                    ElderCare Rehabilitation Services, Inc., its
                                    General Partner

                                    WALLINGFORD ASSOCIATES OF CONNECTICUT, L.P., by Health Resources of Wallingford, Inc., its General Partner

                                    VOLUSIA MERIDIAN LIMITED PARTNERSHIP, by
                                    Meridian Health, Inc., its General Partner

                                    WARWICK ASSOCIATES OF RHODE ISLAND, L.P., by
                                    Health Resources of Warwick, Inc., its
                                    General Partner


                                    By: /s/ James V. McKeon
                                        -------------------
                                        James V. McKeon
                                        Chief Financial officer of the
                                         respective General Partners of each of
                                         the foregoing entities


                                    HOLLY MANOR ASSOCIATES OF NEW JERSEY, L.P., by Encare of Mendham, L.L.C., its General Partner

                                    MERCERVILLE ASSOCIATES OF NEW JERSEY, L.P., by Breyut Convalescent Center, L.L.C., its General Partner

                                    POMPTON ASSOCIATES L.P., by Pompton Care
                                    L.L.C., its General Partner

                                    THE STRAUS GROUP - OLD BRIDGE, L.P., by
                                    Health Resources of Emery, L.L.C., its
                                    General Partner




        [SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE DATED JANUARY 20, 2004]

                                    THE STRAUS GROUP - RIDGEWOOD, L.P., by
                                    Health Resources of Ridgewood, L.L.C., its
                                    General Partner

                                    By: Century Care Management, Inc., the
                                        manager of the respective General
                                        Partners of each of the foregoing
                                        entities

                                        By: /s/ James V. McKeon
                                            -------------------
                                            James V. McKeon
                                            Chief Financial Officer

                                    ARCADIA ASSOCIATES, by ADS/Multicare, Inc., its managing partner

                                    By: /s/ James V. McKeon
                                        -------------------
                                        James V. McKeon
                                        Chief Financial Officer



                                    BREYUT CONVALESCENT CENTER, L.L.C.

                                    ENCARE OF MENDHAM, L.L.C.

                                    HEALTH RESOURCES OF BRIDGETON, L.L.C.

                                    HEALTH RESOURCES OF CINNAMINSON, L.L.C.

                                    HEALTH RESOURCES OF CRANBURY, L.L.C.

                                    HEALTH RESOURCES OF EATONTOWN, LLC

                                    HEALTH RESOURCES OF EMERY, L.L.C.

                                    HEALTH RESOURCES OF ENGLEWOOD, L.L.C.

                                    HEALTH RESOURCES OF EWING, L.L.C.

                                    HEALTH RESOURCES OF FAIRLAWN, L.L.C.

                                    HEALTH RESOURCES OF JACKSON, L.L.C.

                                    HEALTH RESOURCES OF RIDGEWOOD, L.L.C.

                                    HEALTH RESOURCES OF SOUTH BRUNSWICK, LLC




        [SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE DATED JANUARY 20, 2004]

                                    HEALTH RESOURCES OF WEST ORANGE, L.L.C.

                                    POMPTON CARE L.L.C.

                                    ROEPHEL CONVALESCENT CENTER, L.L.C.


                                    By: Century Care Management, Inc., the
                                        manager of each of the foregoing
                                        entities

                                        By: /s/ James V. McKeon
                                            -------------------
                                            James V. McKeon
                                            Chief Financial Officer


                                    GENESIS-GEORGETOWN SNF/JV, L.L.C.

                                    GLENMARK LIMITED LIABILITY COMPANY I

                                    MILFORD ALF, LLC

                                    RESPIRATORY HEALTH SERVICES LLC


                                    By: /s/ James V. McKeon
                                        -------------------
                                        James V. McKeon
                                        Chief Financial Officer of each of the
                                         foregoing entities






        [SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE DATED JANUARY 20, 2004]

                                    THE BANK OF NEW YORK, as Trustee


                                    By: /s/ Cynthia Chaney
                                        ------------------
                                        Name:  Cynthia Chaney
                                        Title: Vice President
























        [SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE DATED JANUARY 20, 2004]

                                                                      Schedule I

                               Released Guarantors
                               -------------------

NeighborCare, Inc. (f/k/a Genesis Health Ventures, Inc.)
Bethel Health Resources, Inc.
Colonial House Health Resources, Inc.
EIDOS, Inc.
Genesis Eldercare Home Health Services-Southern, Inc.
GHV of Salisbury, Inc.
Health Resources of Karamenta and Madison, Inc.
Lake Washington, Ltd.
Lincoln Nursing Home, Inc.
Madison Avenue Assisted Living, Inc.
Marshfield Heath Resources, Inc.
Multicare Payroll Corp.
River Pines Health Resources, Inc.
Schuylkill Partnership Acquisition Corp.
The Somerset-Sarah Brayton Partnership Holding Company, Inc.